UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - January 27, 2004



                              RIVERSIDE GROUP, INC.


                          COMMISSION FILE NUMBER 0-9209

                      Incorporated in the State of Florida
                 I.R.S. Employer Identification Number 591144172


          7800 Belfort Parkway, Suite 100, Jacksonville, Florida 32256
                          (Principal Executive Office)

                        Telephone Number: (904) 281-2200

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                              RIVERSIDE GROUP, INC.

                                TABLE OF CONTENTS

                                                                           PAGE

Item 4.  Changes in Registrant's Certifying Accountant                     2

         Signature                                                         4

         Exhibit Index                                                     5

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On January 27, 2004, the Company received notice of resignation from Deloitte & Touche LLP, the Company's independent auditors. The Company has indicated in previous filings with the Securities and Exchange Commission that it does not have the liquidity available to complete the audit of the Company for the year ended December 31, 2002. Deloitte & Touche LLP's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, but included an unqualified opinion with an explanatory paragraph as to an uncertainty relating to the Company's ability to continue as a going concern.

During the years ended December 31, 2002, 2001, 2000 and through the date of this filing, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

None of the reportable events described under Item 304 (a) (1) (v) of Regulation S-K occurred within Riverside Group's three most recent fiscal years and the subsequent interim period through January 27, 2004.

The Company provided Deloitte & Touche LLP with a copy of the above disclosures. Attached as Exhibit 16 is a copy of Deloitte & Touche's letter, dated January 27, 2004, stating its agreement with such statements.

                                        2
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated January 27, 2004.


                                       3
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Riverside Group, Inc.
                                              (Registrant)


                                          By: /s/ Catherine J. Gray
                                              ----------------------------
                                              Catherine J. Gray
                                              Senior Vice President and
                                              Chief Financial Officer

Date:  January 27, 2004


                                       4
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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION                           LOCATION
-----------                -----------                           --------

16            Letter from Deloitte & Touche LLP to the           Filed herewith
              Securities and Exchange Commission dated
              January 27, 2004.



                                       5